Exhibit 10.2

AMENDMENT NO. 4 TO STOCKHOLDERS AGREEMENT

This AMENDMENT NO. 4 TO STOCKHOLDERS AGREEMENT (this “Amendment”), dated and effective as of May 15, 2023 (the “Effective Date”), is entered into by and among (i) Shake Shack Inc., a Delaware corporation (the “Company”), (ii) SSE Holdings, LLC, a Delaware limited liability company (“Holdings”), (iii) the Persons listed on the signature pages hereto under the caption “Meyer Stockholders” (the “Meyer Stockholders”) and (iv) the Persons listed on the signature pages hereto under the caption “LGP Stockholders” (the “LGP Stockholders”). All capitalized terms defined herein but not used herein shall have the meanings as ascribed to such terms in the Stockholders Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Company, Holdings, the Meyer Stockholders, the LGP Stockholders and certain other stockholders of the Company have previously entered into a Stockholders Agreement, dated and effective as of February 4, 2015, as amended (collectively, the “Stockholders Agreement”); and

WHEREAS, the Company, SSE Holdings, Meyer Stockholders and the LGP Stockholders desire to amend the Stockholders Agreement as hereinafter provided to remove the LGP Stockholders from the Stockholders Agreement.

NOW, THEREFORE, the Company, Holdings, Meyer Stockholders and the LGP Stockholders hereto agree as follows:

A.	Removal of the LGP Stockholders as Parties to the Stockholders Agreement. The Stockholders Agreement shall be amended as follows: the LGP Stockholders shall be removed as parties thereto, and all references and other provisions of the Stockholders Agreement pertaining to the LGP Stockholders, and participation by the LGP Stockholders in the Stockholders Agreement, are hereby terminated as of the Effective Date.

B.	Full Force and Effect. All other provisions of the Stockholders Agreement not otherwise expressly amended herein shall remain in full force and effect.

C.	Governing Law. The terms and conditions of this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

D.	Counterparts. This Amendment may be executed in two or more counterparts, each of which when taken together shall constitute a single instrument.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has signed this Amendment No. 4 to Stockholders Agreement as of the date first above written.

COMPANY:

SHAKE SHACK INC.

By:	/s/ Ronald Palmese Jr.
Name: Ronald Palmese Jr.
Title: Chief Legal Officer

HOLDINGS:

SSE HOLDINGS, LLC

By:	/s/ Ronald Palmese Jr.
Name: Ronald Palmese Jr.
Title: Chief Legal Officer

MEYER STOCKHOLDERS:

By:	/s/ Daniel H. Meyer
Daniel H. Meyer

DANIEL H. MEYER 2012 GIFT TRUST UAD 10/31/12

By:	/s/ Mike McQuinn
Name: Mike McQuinn
Title: Co-Trustee

DANIEL H. MEYER INVESTMENT TRUST DATED 5/15/92

By:	/s/ Daniel H. Meyer
Name: Daniel H. Meyer
Title: Authorized Signatory

LGP STOCKHOLDERS:

GREEN EQUITY INVESTORS VI, L.P.

By: GEI Capital VI, LLC, its General Partner

By:	/s/ Andrew Goldberg
Name: Andrew Goldberg
Title: General Counsel

GREEN EQUITY INVESTORS SIDE VI, L.P.

By: GEI Capital VI, LLC, its General Partner

By:	/s/ Andrew Goldberg
Name: Andrew Goldberg
Title: General Counsel

LGP MALTED COINVEST LLC

By: Peridot Coinvest Manager LLC, its Manager
By: Leonard Green & Partners, L.P., its Manager
By: LGP Management, Inc., its General Partner

By:	/s/ Andrew Goldberg
Name: Andrew Goldberg
Title: General Counsel